UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22467

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Michael J. O’Neil

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2021

Date of reporting period: May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2021 is attached below.

Kayne Anderson

NextGen Energy & Infrastructure, Inc.

KMF Semi-Annual Report

May 31, 2021

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Fund could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Fund’s concentration of investments in energy infrastructure companies subjects it to the risks of the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

ADOPTION OF AN OPTIONAL DELIVERY METHOD FOR SHAREHOLDER REPORTS

Rule 30e-3 Notice

Paper copies of Kayne Anderson NextGen Energy & Infrastructure, Inc.’s (the “Fund”) annual and semi-annual shareholder reports are no longer being sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.kaynefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive paper copies of shareholder reports and other communications from the Fund anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 1-877-657-3863. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held directly with KA Fund Advisors, LLC.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

LETTER TO STOCKHOLDERS

July 22, 2021

Dear Fellow Stockholders:

We hope this letter finds you and your families healthy and beginning to return to a more normal life. Thanks to the miraculous development and distribution of effective vaccines, we are cautiously optimistic that the worst of the pandemic is behind us in the United States. That said, the spread of variants and numerous “hot spots” around the world remind us that the global battle against COVID is far from over. Notwithstanding these concerns, we believe there is reason for optimism about our ability to contain the virus and resume more normal day-to-day activities. This confidence was certainly expressed in the financial markets during the first six months of fiscal 2021, with broad equity indices continuing to set new record highs and commodities trading higher on bullish demand expectations. Energy infrastructure equities performed well during the first half of fiscal 2021, and the midstream sector, in particular, was exceptionally strong.

In this letter, we discuss the energy infrastructure markets and highlight KMF’s strong performance thus far during fiscal 2021. We also discuss the rationale behind our recent decision to increase KMF’s quarterly distribution by 56% to 14¢ per share.

Market Conditions

The broader equity markets traded higher during KMF’s second quarter, setting several new record highs. The S&P 500 ended the quarter up 11%1 and increased 17% during the first six months of fiscal 2021. Market optimism about the global recovery has generally outweighed numerous concerns, ranging from greater than expected inflation and higher interest rates, on one hand, to potentially resurgent COVID cases and lower growth rates on the other. The result has been a broad market narrative focused on “growth” versus “recovery” stocks, with sentiment changing frequently. It is worth noting that interest rates — as measured by the yield on 10-year U.S. Treasury bonds — have declined materially over the past few months, with the yield currently around 1.3% versus a high of 1.7% in late March. Volatility in interest rates is another symptom of the market’s struggle to gauge the strength of the recovery versus underlying inflationary pressures, growth expectations, and the Federal Reserve’s expected policy.

Energy equities and energy commodities also continued to trade higher during KMF’s second quarter of fiscal 2021. WTI crude oil prices were up 8% during the quarter to $66 per barrel and continued to rally after quarter-end to over $75 per barrel before trading back down to approximately $70 per barrel. We discussed the potential for a short-term price spike in last quarter’s letter based on plans for a measured increase in production by OPEC+ in a market where inventories are rapidly declining back to normal levels. More supply is expected to reach the market in the coming months, however, which should ease the upward pressure on spot prices. Similarly, natural gas prices have increased dramatically, with Henry Hub now trading near $4 per million Btu on strong demand domestically and globally. While our expectations for U.S. oil and gas production growth have increased somewhat, we continue to expect public upstream companies to set modest growth targets for 2022 and be disciplined in adhering to those plans. As we discussed last quarter, we believe this is an extremely positive backdrop for the midstream sector because of a better capitalized upstream industry focused on moderate, sustainable growth.

1	Performance metrics in this letter represent total returns unless specifically noted otherwise.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

LETTER TO STOCKHOLDERS

On the political and regulatory fronts, we are sanguine about the current backdrop. In the U.S., we continue to believe federal and state policies will be extremely supportive of Energy Transition2 investments, and we remain cautiously optimistic that the current administration recognizes the important role of traditional energy sources in bridging to a lower-carbon future. Globally, support for renewable energy investment has never been stronger — as evidenced by record growth in wind and solar generation during 2020, despite the pandemic. We also see early indications that investments in carbon capture and sequestration will be another key component of the effort to reduce carbon emissions. We believe KMF is in an excellent position to provide investors with direct exposure to these important themes, with the majority of its portfolio invested in NextGen Energy and Infrastructure Companies that are participating in, or benefiting from, the transition to lower-carbon energy.

Each of KMF’s primary investment sectors — renewable infrastructure, utilities, and midstream (including natural gas and LNG infrastructure) — performed well during the second quarter of fiscal 2021.

•	Renewable infrastructure returned 4%[3] for the quarter after a relatively flat first quarter.

•	Utilities rebounded nicely, with the PHLX Utility Index (UTY) returning 12% after declining 6% in the first quarter.

•	Midstream performance was very strong for the second consecutive quarter, with the Alerian Midstream Energy Index (AMNA) up 22% — outperforming the S&P 500 by approximately 11%.

For the first six months of fiscal 2021, the AMNA returned 37%, which is approximately 20% greater than the S&P 500’s return over the same time period. While returns for utilities and renewable infrastructure have been more modest (both sectors up 5%), companies in these sectors provide attractive long-term opportunities as they participate directly in the Energy Transition. We also believe that significant allocations to these sectors, alongside KMF’s midstream holdings, provide unique diversification benefits because renewable infrastructure and utility equities tend to be less correlated with midstream equities.

Portfolio and Performance

At the end of our second fiscal quarter, KMF’s allocation to equities of NextGen Companies — including certain Utility Companies, Renewable Infrastructure Companies, and Natural Gas & LNG Infrastructure Companies — was 56%. These NextGen holdings are generally in large-cap companies, many with geographically diverse assets providing broad exposure to Energy Transition investments. The remainder of our portfolio is invested in credit/preferred securities and larger, diversified midstream equities. We favor these larger, diversified midstream companies over their smaller-cap peers because we believe they are best positioned to generate sustainable free cash flow over the long term. Several of them are also taking important steps to focus on sustainability and capitalize on potential Energy Transition investment opportunities.

2	Refer to the Glossary of Key Terms for definitions of capitalized terms.
3	Based on a composite total return for 38 domestic and international renewable infrastructure companies (calculated on a weighted market-cap basis).

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

LETTER TO STOCKHOLDERS

We are pleased that KMF continued its recent strong performance in the second quarter with a Net Asset Return of 15.5%4 and a Market Return of 18.3%5. Since the start of our fiscal year, KMF’s Net Asset Return was 28.6%, and KMF’s Market Return was 44.4% as of July 22nd. This strong performance compares favorably to more diversified Infrastructure funds. It has also been accompanied by much lower portfolio volatility than many other energy infrastructure and midstream focused funds because of the diversity of KMF’s holdings.

Distribution Philosophy

We are optimistic about the outlook for KMF’s portfolio and its exposure to the unfolding Energy Transition. We also believe KMF’s portfolio provides a unique mix of energy infrastructure investments that should generate attractive returns with less volatility than many of its peers. The durability of this diversified portfolio approach was one of the factors we considered in increasing KMF’s distribution in the most recent quarter. Another factor was a recognition that returns generated by our portfolio companies will accrue to us through a more balanced combination of dividends and capital appreciation compared to historical periods — when most of KMF’s holdings employed a high dividend payout model. Midstream companies, in particular, have pivoted to a lower payout model where free cash flow (in excess of dividends and capital expenditures) is used primarily to buy back stock or reduce debt. Renewable Infrastructure Companies, which make up 19% of the portfolio, also tend to pay lower dividends as cash flow is used to fund growth. Recognizing these factors alongside our desire to pay shareholders an attractive distribution, we announced an increase in KMF’s quarterly distribution of 56% to 14¢ per share for the second quarter of fiscal 2021 (paid on July 13th). We believe this distribution is sustainable based on our outlook, and it is consistent with our stated philosophy of considering the income we receive from our holdings, as well as capital appreciation in the portfolio, in determining KMF’s distribution. We also want to make clear that nothing has changed with respect to KMF’s leverage policies. We continue to target leverage levels equal to 25% to 30% of KMF’s total assets and a “downside cushion” of roughly 30% to 40% to KMF’s leverage covenants. We believe the prudent use of leverage will enhance shareholder returns over the long term, but we have designed our leverage policies to position KMF to withstand periods of volatility in the financial markets.

We encourage investors to visit our website at www.kaynefunds.com for more information about the Fund, including the podcasts posted within the “Insights” page that discuss performance and key industry trends. We appreciate your investment in KMF and look forward to providing future updates.

KA Fund Advisors, LLC

4	Net Asset Return is defined as the change in net asset value per share plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).
5	Market Return is defined as the change in share price plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio of Long-Term Investments by Category(1)

May 31, 2021	November 30, 2020

Top 10 Holdings by Issuer

		Percent of Long Term Investments as of
Holding	Category(1)	May 31, 2021	November 30, 2020

1. Targa Resources Corp.	Midstream Company	7.2%	5.4%

2. Enterprise Products Partners L.P.(2)	Midstream Company	6.7	5.0

3. The Williams Companies, Inc.	Natural Gas & LNG Infrastructure Company	6.2	6.3

4. Energy Transfer LP	Midstream Company	4.7	1.7

5. MPLX LP	Midstream Company	4.6	2.1

6. Brookfield Renewable Partners L.P.(3)	Renewable Infrastructure Company	4.5	7.2

7. TC Energy Corporation	Natural Gas & LNG Infrastructure Company	4.0	3.1

8. Cheniere Energy, Inc.	Natural Gas & LNG Infrastructure Company	3.6	1.8

9. Atlantica Sustainable Infrastructure plc	Renewable Infrastructure Company	3.3	4.0

10. Plains GP Holdings, L.P.(4)	Midstream Company	3.2	2.4

(1)	See Glossary of Key Terms for definitions.

(2)	Includes our ownership of common and preferred units.

(3)	Includes our ownership of Brookfield Renewable Partners, L.P (“BEP”) and Brookfield Renewable Corporation (“BEPC”).

(4)	Includes our ownership of Plains GP Holdings, L.P. (“PAGP”) and Plains AAP, L.P. (“PAGP-AAP”).

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund” or “KMF”) is a non-diversified, closed-end fund that commenced operations in November 2010. Our investment objective is to provide a high level of total return with an emphasis on making cash distributions to our stockholders. We seek to achieve that investment objective by investing at least 80% of our total assets in the securities of Energy Companies and Infrastructure Companies. We expect to invest the majority of our assets in securities of “NextGen” companies which we define as Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition. Please see the Glossary of Key Terms for a description of these investment categories and for the meaning of capitalized terms not otherwise defined herein.

As of May 31, 2021, we had total assets of $559 million, net assets applicable to our common stockholders of $411 million (net asset value of $8.71 per share), and 47.2 million shares of common stock outstanding. As of May 31, 2021, we held $548 million in equity investments and $6 million in debt investments.

Results of Operations — For the Three Months Ended May 31, 2021

Investment Income.    Investment income totaled $3.8 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. We received $6.8 million of dividends and distributions, of which $3.0 million was treated as return of capital and $0.1 million was treated as distributions in excess of cost basis. Return of capital was increased by $0.1 million during the quarter due to 2020 tax reporting information that we received in fiscal 2021. Interest income was $0.1 million.

Operating Expenses.    Operating expenses totaled $3.3 million, including $1.6 million of investment management fees, $1.0 million of interest expense, $0.3 million of preferred stock distributions and $0.4 million of other operating expenses. Interest expense includes $0.1 million of non-cash amortization of debt issuance costs. Preferred stock distributions include $0.1 million of non-cash amortization.

Net Investment Income.    Our net investment income totaled $0.5 million.

Net Realized Gains.    We had net realized gains of $5.3 million.

Net Change in Unrealized Gains.    We had unrealized gains of $49.0 million from investments.

Net Increase in Net Assets Resulting from Operations.    As a result of the above, we had a net increase in net assets resulting from operations of $54.8 million.

Distributions to Common Stockholders

On June 24, 2021, KMF declared a quarterly distribution of $0.14 per common share for the second quarter, which was paid on July 13, 2021. Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants on our debt agreements and terms of our preferred stock.

Net distributable income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is one of several items considered by our Board of Directors in setting our distribution to common stockholders. Other factors taken into consideration by our Board of Directors include realized and unrealized gains and expected returns for portfolio investments. For instance, we expect earnings growth and/or excess

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

free cash flows generated by our holdings will enhance shareholder value and, in turn, result in appreciation in our portfolio investments. Taking this into consideration when setting our distribution gives us an effective way to pass along these benefits to our stockholders.

NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) accrual for estimated excise taxes (if any) and (d) interest expense and preferred stock distributions.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2021
Distributions and Other Income from Investments
Dividends	$6.8
Interest Income	0.1
Net Premiums Received from Call Options Written	0.2

Total Distributions and Other Income from Investment	7.1
Expenses
Investment Management Fee	(1.6)
Other Expenses	(0.4)
Interest Expense	(0.9)
Preferred Stock Distributions	(0.2)

Net Distributable Income (NDI)	$4.0

Weighted Shares Outstanding	47.2

NDI per Weighted Share Outstanding	$0.084

Adjusted NDI per Weighted Share Outstanding(1)	$0.078

(1)

Adjusted NDI excludes distributions from Atlantica Sustainable Infrastructure plc and Rattler Midstream LP attributable to the first quarter of fiscal 2021 with ex-dividend dates in March 2021 ($0.3 million).

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of senior unsecured notes (“Notes”) and mandatory redeemable preferred stock (“MRP Shares”). The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations in the period in which the termination payments were incurred.

•	Under GAAP, excise taxes are accrued when probable and estimable. For NDI, we exclude excise tax that is unrelated to the current fiscal period.

Liquidity and Capital Resources

At May 31, 2021, we had total leverage outstanding of $142 million, which represented 25% of total assets. Total leverage was comprised of $85 million of Notes, $29 million of MRP Shares and

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

$28 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”). At such date, we had $2 million of cash and cash equivalents. As of July 28, 2021, we had $36 million borrowings outstanding under our Credit Facility and we had $4 million of cash.

Our Credit Facility has a total commitment of $50 million and matures on February 25, 2022. The interest rate on borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 2.15%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

At May 31, 2021, we had $85 million of Notes outstanding that mature between 2022 and 2025 and we had $29 million of MRP Shares outstanding that are subject to mandatory redemption on 2024 and 2026. On May 28, 2021, we redeemed all $13 million of our Series G MRP Shares at par value (originally scheduled to mature on September 7, 2021). On July 28, 2021, we completed a private placement of $12 million of Series J MRP Shares. Net proceeds will be used to refinance existing leverage, make new portfolio investments, and for general corporate purposes.

At May 31, 2021, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 491% for debt and 389% for total leverage (debt plus preferred stock).

Our target asset coverage ratio with respect to our debt is 460% and our target total leverage asset coverage ratio is 345%. At times we may be above or below this target depending on market conditions as well as certain other factors.

As of May 31, 2021, our total leverage consisted 66% of fixed rate obligations and 34% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 2.97%.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2021

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 134.9%
Equity Investments(1) — 133.4%
Midstream Company(2) — 51.8%
BP Midstream Partners LP(3)	91	$1,293
DCP Midstream, LP — Series A Preferred Units(3)(4)	6,005	5,750
Enbridge Inc.(5)	348	13,389
Energy Transfer LP(3)	2,632	26,054
EnLink Midstream Partners, LP — Series C Preferred Units(6)	6,605	4,978
Enterprise Products Partners L.P.(3)	755	17,814
Enterprise Products Partners L.P. — Convertible Preferred Units(3)(7)(8)(9)	18	19,447
ONEOK, Inc.	269	14,201
Magellan Midstream Partners, L.P.(3)	176	8,690
MPLX LP (3)	891	25,495
Pembina Pipeline Corporation(5)	389	12,573
Phillips 66 Partners LP(3)	35	1,391
Plains GP Holdings, L.P.(10)(11)	922	10,056
Plains GP Holdings, L.P. — Plains AAP, L.P.(7)(10)(11)(12)	690	7,523
Rattler Midstream LP(10)	421	4,436
Targa Resources Corp.(13)	1,025	39,848

		212,938

Utility Company(2) — 28.5%
AB Ignitis Grupe(5)(14)	94	2,360
Algonquin Power & Utilities Corp.(5)(14)	437	6,678
Avangrid, Inc.(14)	99	5,194
Dominion Energy, Inc.(14)	87	6,647
Duke Energy Corporation(14)	86	8,649
EDP — Energias de Portugal, S.A.(5)(14)	1,352	7,880
Enel — Società per Azioni(5)(14)	837	8,295
Engie SA(5)(14)	225	3,362
Evergy, Inc.(14)	56	3,496
Eversource Energy	80	6,479
Iberdrola, S.A.(5)(14)	433	5,965
NextEra Energy, Inc.(14)	156	11,452
RWE AG(5)(14)	51	1,949
Sempra Energy(14)	61	8,211
SSE plc(5)(14)	283	6,176
The AES Corporation(14)	157	3,977
The AES Corporation — Convertible Preferred Shares(14)(15)	50	5,215
TransAlta Corporation(5)(14)	824	7,461
Xcel Energy Inc.(14)	106	7,506

		116,952

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2021

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Renewable Infrastructure Company(2)(14) — 25.9%
Acciona, S.A.(5)	9	$1,556
Atlantica Sustainable Infrastructure plc(5)	498	18,094
Brookfield Renewable Partners L.P.(5)	412	16,391
Brookfield Renewable Corporation — Class A(5)	202	8,611
Clearway Energy, Inc.— Class A	231	5,795
Clearway Energy, Inc.— Class C	137	3,679
EDP Renováveis, S.A.(5)	61	1,456
Innergex Renewable Energy Inc.(5)	460	7,709
Enviva Partners, LP(3)	121	5,907
NextEra Energy Partners, LP	244	16,682
Northland Power Inc.(5)	308	10,298
Orsted A/S(5)	32	4,832
Polaris Infrastructure Inc.(5)	63	924
Terna Energy S.A.(5)	309	4,448

		106,382

Natural Gas & LNG Infrastructure Company(2)(14) — 24.9%
Cheniere Energy, Inc.(13)(16)	235	19,926
Cheniere Energy Partners, L.P.(3)	101	4,159
Equitrans Midstream Corporation	163	1,341
Equitrans Midstream Corporation — Convertible Preferred Shares(7)(8)(17)	238	4,765
Kinder Morgan, Inc.	858	15,742
TC Energy Corporation(5)	438	22,379
The Williams Companies, Inc.	1,297	34,171

		102,483

Other Energy Company(2) — 2.0%
Phillips 66	98	8,237

Other(2) — 0.3%
First Reserve Sustainable Growth Corp.(16)	132	1,314

Total Equity Investments (Cost — $505,604)		548,306

	Interest Rate	Maturity Date	Principal Amount
Debt Investments — 1.5%
Midstream Company(2) — 1.5%
Buckeye Partners, L.P. (Cost — $5,728)	6.375%	1/22/78	$7,301	6,041

Total Long-Term Investments — 134.9% (Cost — $511,332)				554,347

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2021

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Strike Price	Expiration Date	No. of Contracts	Notional Amount(18)	Value
Liabilities
Call Option Contracts Written(16)
Midstream Company(2)
Targa Resources Corp.	$40.00	7/16/21	250	$972	$(31)
Targa Resources Corp.	41.00	7/16/21	250	972	(21)

					(52)

Natural Gas & LNG Infrastructure Company(2)
Cheniere Energy, Inc.	85.00	6/18/21	500	4,245	(95)
Cheniere Energy, Inc.	87.50	6/18/21	500	4,245	(43)

					(138)

Total Call Option Contracts Written (Premiums Received — $138)					(190)

Debt					(112,515)
Mandatory Redeemable Preferred Stock at Liquidation Value					(29,491)
Other Liabilities in Excess of Other Assets					(1,193)

Net Assets Applicable to Common Stockholders					$410,958

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Refer to the Glossary of Key Terms for the definitions.

(3)

Securities are treated as a qualified publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as qualified publicly-traded partnerships. The Fund had 20.7% of its total assets invested in qualified publicly-traded partnerships at May 31, 2021. It is the Fund’s intention to be treated as a RIC for tax purposes.

(4)

Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units. Distributions are payable at a rate of 7.375% per annum through December 15, 2022. On and after December 15, 2022, distributions on the Series A Preferred Units will be payable at a rate equal to the three-month LIBOR plus 5.148% per annum.

(5)	Foreign security.

(6)

Series C Preferred Units are cumulative redeemable perpetual units. Distributions on the Series C Preferred Units are payable at a rate of 6.0% per annum through December 15, 2022. On and after December 15, 2022, the rate will be based on three-month LIBOR, determined quarterly, plus 4.11%.

(7)

The Fund’s ability to sell this security is subject to certain legal or contractual restrictions. As of May 31, 2021, the aggregate value of restricted securities held by the Fund was $31,735 (5.7% of total assets), which included $7,523 of Level 2 securities and $24,212 of Level 3 securities. See Note 7 — Restricted Securities.

(8)	Fair valued on a recurring basis using significant unobservable inputs (Level 3). See Notes 2 and 3 in Notes to Financial Statements.

(9)

The Enterprise Products Partners, L.P. (“EPD”) Series A Cumulative Convertible Preferred Units (“EPD Convertible Preferred Units”) are senior to the common units in terms of liquidation preference and priority of distributions, and pay a distribution of 7.25% per annum. The EPD

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2021

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Convertible Preferred Units are convertible into EPD common units at any time after September 29, 2025 at the liquidation preference amount divided by 92.5% of the 5-day volume weighted average price of the EPD’s common units at such time.

(10)	This company is structured like an MLP, but is not treated as a qualified publicly-traded partnership for RIC qualification purposes.

(11)	The Fund believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”) and Plains GP Holdings, L.P. (“PAGP”). See Note 5 — Agreements and Affiliations.

(12)

The Fund’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or Plains All American Pipeline, L.P. (“PAA”) units at the Fund’s option. The Fund values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of May 31, 2021, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 7 — Restricted Securities.

(13)	Security or a portion thereof is segregated as collateral on option contracts written.

(14)

For the purposes of the Fund’s investment policies, it considers NextGen companies to be Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition. For these purposes we include Renewable Infrastructure Companies, Natural Gas & LNG Infrastructure Companies and certain Utility Companies.

(15)

The AES Corporation Convertible Preferred Stock is comprised of a purchase contract and a 1/10, or 10%, undivided beneficial ownership interest in one share of 0% Series A Cumulative Perpetual Convertible Preferred Stock, without par value, with a liquidation preference of $1,000 per share (“Series A Preferred Stock”). The purchase contract obligates holders to purchase on February 15, 2024, for a price of $100, a number of newly issued shares of the company’s common stock. The purchase contracts pay quarterly contract adjustment payments at a rate of 6.875% per annum on the stated amount of $100 per purchase contract. Prior to February 15, 2024, the Series A Preferred Stock may be converted at the option of the holder only under limited circumstances in connection with a fundamental change. On and after February 15, 2024, the Series A Preferred Stock may be converted freely at the option of the holder. The conversion rate is initially 31.5428 shares of common stock per one share of Series A Preferred Stock.

(16)	Security is non-income producing.

(17)

The Equitrans Midstream Corporation (“ETRN”) Convertible Preferred Shares are convertible on a one-for-one basis into common shares of ETRN pay quarterly cash distributions based on an annual rate of (a) 9.75% through March 31, 2024 and (b) the greater of (i) 10.5% or (ii) LIBOR plus 8.15% thereafter.

(18)

The notional amount of call option contracts written is the product of (a) the number of contracts written, (b) 100 (each contract entitles the option holder to 100 units/shares) and (c) the market price of the underlying security as of May 31, 2021.

At May 31, 2021, the Fund’s geographic allocation was as follows:

Geographic Location	% of Long-Term Investments
United States	68.8%
Canada	19.2%
Europe/U.K.	12.0%

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2021

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS

Investments, at fair value:

Non-affiliated (Cost — $467,723)	$536,768

Affiliated (Cost — $43,609)	17,579

Cash	1,594

Deposits with brokers	296

Interest, dividends and distributions receivable (Cost — $1,660)	1,661

Deferred credit facility offering costs and other assets	1,470

Total Assets	559,368

LIABILITIES

Payable for securities purchased	4,993

Investment management fee payable	578

Accrued directors’ fees	68

Call option contracts written (Premiums received — $138)	190

Accrued expenses and other liabilities	1,320

Credit facility	28,000

Notes	84,515

Unamortized notes issuance costs	(284)

Mandatory redeemable preferred stock, $25.00 liquidation value per share (1,179,657 shares issued and outstanding)	29,491

Unamortized mandatory redeemable preferred stock issuance costs	(461)

Total Liabilities	148,410

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$410,958

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF

Common stock, $0.001 par value (47,197,462 shares issued and outstanding, 198,820,343 shares authorized)	$47

Paid-in capital	816,368

Total distributable earnings (loss)	(405,457)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$410,958

NET ASSET VALUE PER COMMON SHARE	$8.71

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended May 31, 2021	For the Six Months Ended May 31, 2021
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$6,518	$12,087
Affiliated investments	249	498

Total dividends and distributions (after foreign taxes withheld of $298 and $513, respectively)	6,767	12,585
Return of capital	(2,993)	(6,214)
Distributions in excess of cost basis	(120)	(240)

Net dividends and distributions	3,654	6,131
Interest income	115	357

Total Investment Income	3,769	6,488

Expenses
Investment management fees	1,646	3,119
Professional fees	88	179
Directors’ fees	66	138
Administration fees	62	131
Reports to stockholders	29	71
Insurance	40	80
Custodian fees	15	27
Other expenses	62	117

Total Expenses — before interest expense and preferred distributions	2,008	3,862
Interest expense including amortization of offering costs	970	1,946
Distributions on mandatory redeemable preferred stock including amortization of offering costs	305	609

Total Expenses	3,283	6,417

Net Investment Income	486	71

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	5,127	4,842
Foreign currency transactions	35	15
Options	106	106

Net Realized Gains	5,268	4,963

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	45,731	78,662
Investments — affiliated	3,396	4,582
Foreign currency translations	7	—
Options	(81)	(52)

Net Change in Unrealized Gains	49,053	83,192

Net Realized and Unrealized Gains	54,321	88,155

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$54,807	$88,226

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2021 (Unaudited)		For the Fiscal Year Ended November 30, 2020
OPERATIONS
Net investment income (loss)(1)	$71		$(7,134)
Net realized gains (losses)	4,963		(167,744)
Net change in unrealized gains (losses)	83,192		(5,197)

Net Increase (Decrease) in Net Assets Resulting from Operations	88,226		(180,075)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(8,495	)(2)	(22,129)
Distributions — return of capital	—	(2)	(526)

Dividends and Distributions to Common Stockholders	(8,495)		(22,655)

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	79,731		(202,730)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	331,227		533,957

End of period	$410,958		$331,227

(1)

Distributions on the Fund’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies.

(2)

Distributions paid to common stockholders for the six months ended May 31, 2021 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2021

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES

Net increase in net assets resulting from operations	$88,226

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Return of capital distributions	6,214
Distributions in excess of cost basis	240
Net realized gains (excluding foreign currency transactions)	(4,948)
Net change in unrealized gains (excluding foreign currency translations)	(83,192)
Accretion of bond discounts, net	(18)
Purchase of long-term investments	(118,580)
Proceeds from sale of long-term investments	94,562
Increase in deposits with brokers	(49)
Increase in interest, dividends and distributions receivable	(158)
Amortization of deferred debt offering costs	233
Amortization of mandatory redeemable preferred stock offering costs	144
Increase in other assets	(1,052)
Increase in payable for securities purchased	2,995
Increase in investment management fee payable	149
Increase in premiums received on call option contracts written	138
Decrease in accrued directors’ fees	(9)
Decrease in accrued expenses and other liabilities	(256)

Net Cash Used in Operating Activities	(15,361)

CASH FLOWS FROM FINANCING ACTIVITIES

Increase in borrowings under credit facility	24,000

Redemption of mandatory redeemable preferred stock	(18,051)

Proceeds from offering of mandatory redeemable preferred stock	20,000

Costs associated with offering/redemption of mandatory redeemable preferred stock	(377)

Costs associated with renewal of credit facility	(280)

Cash distributions paid to common stockholders	(8,495)

Net Cash Provided by Financing Activities	16,797

NET CHANGE IN CASH	1,436

CASH — BEGINNING OF PERIOD	158

CASH — END OF PERIOD	$1,594

Supplemental disclosure of cash flow information:

During the six months ended May 31, 2021, interest paid related to debt obligations was $1,718.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2021 (Unaudited)		For the Fiscal Year Ended November 30,
			2020	2019	2018
Per Share of Common Stock(1)
Net asset value, beginning of period	$7.02		$11.31	$12.57	$14.15
Net investment income (loss)(2)	—		(0.15)	(0.10)	(0.18)
Net realized and unrealized gains (losses)	1.87		(3.66)	(0.29)	(0.19)

Total income (loss) from operations	1.87		(3.81)	(0.39)	(0.37)

Common dividends — dividend income(3)	(0.18)		(0.47)	—	(0.10)
Common distributions — long-term capital gains(3)	—		—	—	—
Common distributions — return of capital(3)	—		(0.01)	(0.93)	(1.10)

Total dividends and distributions — common	(0.18)		(0.48)	(0.93)	(1.20)

Offering expenses associated with the issuance of common stock	—		—	—	(0.01	)(5)
Effect of shares issued in reinvestment of distributions	—		—	—	—
Effect of issuance of common stock	—		—	—	—
Effect of common stock repurchased	—		—	0.06	—

Net asset value, end of period	$8.71		$7.02	$11.31	$12.57

Market value per share of common stock, end of period	$7.17		$5.25	$9.65	$10.96

Total investment return based on common stock market value(6)	40.6	%(7)	(41.0)%	(4.2)%	(6.7)%
Total investment return based on net asset value(8)	27.7	%(7)	(32.7)%	(2.1)%	(2.6)%
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$410,958		$331,227	$533,957	$614,603
Ratio of expenses to average net assets
Management fees(10)	1.7%		1.9%	1.8%	1.8%
Other expenses	0.4		0.4	0.3	0.4

Subtotal	2.1		2.3	2.1	2.2
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.4		3.2	1.9	1.8
Management fee waiver	—		—	—	—
Excise taxes	—		—	—	—

Total expenses	3.5%		5.5%	4.0%	4.0%

Ratio of net investment income (loss) to average net assets(2)	0.0%		(2.0)%	(0.8)%	(1.1)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	23.9	%(7)	(50.7)%	(2.7)%	(16.1)%
Portfolio turnover rate	19.0	%(7)	51.8%	30.0%	21.9%
Average net assets	$369,886		$354,957	$604,030	$420,605
Notes outstanding, end of period(11)	$84,515		$84,515	$200,923	$200,923
Credit facility outstanding, end of period(11)	$28,000		$4,000	$—	$24,000
Term loan outstanding, end of period(11)	$—		$—	$—	$—
Mandatory redeemable preferred stock, end of period(11)	$29,491		$27,542	$75,000	$75,000
Average shares of common stock outstanding	47,197,462		47,197,462	47,903,748	30,639,065
Asset coverage of total debt(12)	491.5%		505.3%	403.1%	406.6%
Asset coverage of total leverage (debt and preferred stock)(13)	389.4%		385.4%	293.5%	304.9%
Average amount of borrowings per share of common stock during the period(1)	$2.27		$2.67	$4.25	$4.39

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2017	2016	2015		2014

Per Share of Common Stock(1)
Net asset value, beginning of period	$17.41	$17.56	$39.51		$35.75
Net investment income (loss)(2)	0.14	(0.07)	0.30		(0.01)
Net realized and unrealized gains (losses)	(2.10)	1.43	(18.42)		5.61

Total income (loss) from operations	(1.96)	1.36	(18.12)		5.60

Common dividends — dividend income(3)	(0.03)	(1.50)	(1.68)		(1.57)
Common distributions — long-term capital gains(3)	—	—	(2.14)		(0.34)
Common distributions — return of capital(3)	(1.27)	—	—		—

Total dividends and distributions — common	(1.30)	(1.50)	(3.82	)(4)	(1.91)

Offering expenses associated with the issuance of common stock	—	—	—		—
Effect of shares issued in reinvestment of distributions	—	(0.01)	(0.01)		(0.02)
Effect of issuance of common stock	—	—	—		—
Effect of common stock repurchased	—	—	—		0.09

Net asset value, end of period	$14.15	$17.41	$17.56		$39.51

Market value per share of common stock, end of period	$12.88	$15.33	$15.46		$35.82

Total investment return based on common stock market value(6)	(8.7)%	12.7%	(50.2)%		15.3%
Total investment return based on net asset value(8)	(11.7)%	12.7%	(48.7)%		16.4%
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$311,843	$383,557	$380,478		$854,257
Ratio of expenses to average net assets
Management fees(10)	1.7%	1.8%	1.9%		1.7%
Other expenses	0.4	0.5	0.2		0.2

Subtotal	2.1	2.3	2.1		1.9
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.7	3.8	2.5		1.7
Management fee waiver	—	—	—		—
Excise taxes	—	—	0.4		—

Total expenses	3.8%	6.1%	5.0%		3.6%

Ratio of net investment income (loss) to average net assets(2)	0.9%	(0.5)%	1.0%		(0.0)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(11.9)%	10.3%	(58.3)%		14.0%
Portfolio turnover rate	25.5%	48.2%	45.3%		45.3%
Average net assets	$360,869	$314,015	$672,534		$887,585
Notes outstanding, end of period(11)	$91,000	$91,000	$185,000		$235,000
Credit facility outstanding, end of period(11)	$—	$—	$—		$—
Term loan outstanding, end of period(11)	$—	$27,000	$—		$46,000
Mandatory redeemable preferred stock, end of period(11)	$35,000	$35,000	$70,000		$105,000
Average shares of common stock outstanding	22,034,170	21,975,582	21,657,943		21,897,671
Asset coverage of total debt(12)	481.1%	454.7%	343.5%		441.4%
Asset coverage of total leverage (debt and preferred stock)(13)	347.5%	350.7%	249.2%		321.3%
Average amount of borrowings per share of common stock during the period(1)	$5.16	$4.86	$11.16		$12.84

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2013	2012	2011

Per Share of Common Stock(1)
Net asset value, beginning of period	$29.01	$25.94	$23.80
Net investment income (loss)(2)	(0.06)	0.17	0.29
Net realized and unrealized gains (losses)	8.61	4.64	3.12

Total income (loss) from operations	8.55	4.81	3.41

Common dividends — dividend income(3)	(1.15)	(1.30)	(1.20)
Common distributions — long-term capital gains(3)	(0.66)	(0.41)	—
Common distributions — return of capital(3)	—	—	—

Total dividends and distributions — common	(1.81)	(1.71)	(1.20)

Offering expenses associated with the issuance of common stock	—	—	—
Effect of shares issued in reinvestment of distributions	—	(0.03)	(0.04)
Effect of issuance of common stock	—	—	(0.03)
Effect of common stock repurchased	—	—	—

Net asset value, end of period	$35.75	$29.01	$25.94

Market value per share of common stock, end of period	$32.71	$28.04	$22.46

Total investment return based on common stock market value(6)	23.5%	33.3%	(5.5)%
Total investment return based on net asset value(8)	30.5%	19.4%	14.7%
Supplemental Data and Ratios(9)
Net assets applicable to common stockholders, end of period	$788,057	$635,226	$562,044
Ratio of expenses to average net assets
Management fees(10)	1.8%	1.7%	1.6%
Other expenses	0.2	0.3	0.3

Subtotal	2.0	2.0	1.9
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8	1.8	1.3
Management fee waiver	—	—	(0.3)
Excise taxes	0.1	—	—

Total expenses	3.9%	3.8%	2.9%

Ratio of net investment income (loss) to average net assets(2)	(0.2)%	0.6%	1.1%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	25.9%	16.8%	13.4%
Portfolio turnover rate	49.1%	67.6%	74.1%
Average net assets	$726,248	$620,902	$537,044
Notes outstanding, end of period(11)	$205,000	$165,000	$115,000
Credit facility outstanding, end of period(11)	$50,000	$48,000	$45,000
Term loan outstanding, end of period(11)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(11)	$65,000	$65,000	$35,000
Average shares of common stock outstanding	21,969,288	21,794,596	21,273,512
Asset coverage of total debt(12)	434.5%	428.7%	473.2%
Asset coverage of total leverage (debt and preferred stock)(13)	346.3%	328.5%	388.2%
Average amount of borrowings per share of common stock during the period(1)	$10.51	$8.85	$6.50

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Fund’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)

The actual characterization of the distributions made during the six months ended May 31, 2021 will not be determinable until after the end of the fiscal year when the Fund can determine its actual earnings and profits for the full fiscal year (which include gains and losses on the sale of securities for the remainder of the fiscal year) and may differ substantially from this preliminary information. The information presented for each of the other periods is a characterization of the total distributions paid to the common stockholders as either dividend income (a portion of which was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Fund’s earnings and profits.

(4)	Includes special distribution of $1.80 per share paid in July 2015.

(5)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Total Return Fund, Inc.

(6)

Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Not annualized.

(8)

Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(9)	Unless otherwise noted, ratios are annualized.

(10)	Ratio reflects total management fee before waiver, if any.

(11)	Principal/liquidation value.

(12)

Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%.

(13)

Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares (liquidation value). Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund” or “KMF”) is a Maryland corporation and commenced operations on November 24, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment management company. The Fund’s investment objective is to provide a high level of return with an emphasis on making cash distributions to its stockholders. The Fund seeks to achieve that investment objective by investing at least 80% of its total assets in the securities of Energy Companies and Infrastructure Companies. The Fund expects to invest the majority of its assets in “NextGen” companies, defined as Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition. See Glossary of Key Terms. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KMF.”

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Fund uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any indebtedness) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange (including a foreign exchange) other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of foreign securities traded outside of the Americas may be adjusted to reflect events occurring after a foreign exchange closes that may affect the value of the foreign security. In such cases, these foreign securities are valued by an independent pricing service and are categorized as a Level 2 security for purposes of the fair value hierarchy. See Note 3 — Fair Value.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Fund’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly, with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

As of May 31, 2021, the Fund held 5.9% of its net assets applicable to common stockholders (4.3% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at May 31, 2021 was $24,212. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts. The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

increases in interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts. The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Fund utilizes the average cost method to compute the adjusted tax cost basis of its PTP securities.

G. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments generally are comprised of income and return of capital. At the time such dividends and distributions are received, the Fund estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Fund estimates the

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

return of capital portion of dividends and distributions received from its investments based on historical information available and on other information provided by certain investments. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Fund’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Fund exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Fund includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. Distributions received that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Fund’s investments are limited to the total amount of the cash distributions received from such investments.

The following table sets forth the Fund’s estimated return of capital portion of the dividends and distributions received from its investments.

	For the Three Months Ended May 31, 2021	For the Six Months Ended May 31, 2021

Dividends and distributions (before foreign taxes withheld of $298 and $513, respectively, and excluding distributions in excess of cost basis)	$6,945	$12,858

Dividends and distributions — % return of capital	43%	48%

Return of capital — attributable to net realized gains (losses)	$443	$572

Return of capital — attributable to net change in unrealized gains (losses)	2,550	5,642

Total return of capital	$2,993	$6,214

For the six months ended May 31, 2021, the Fund estimated the return of capital portion of dividends and distributions received to be $6,116 (48%). During the second quarter of fiscal 2021, the Fund increased its return of capital estimate for the year by $98 due to 2020 tax reporting information received by the Fund in fiscal 2021. As a result, the return of capital percentage for the six months ended May 31, 2021 was 48%. In addition, for the six months ended May 31, 2021, the Fund estimated the cash distributions received that were in excess of cost basis to be $240.

H. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with paid-in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Fund has the option to receive its distribution in cash or in additional shares or units of the security. During the six months ended May 31, 2021, the Fund did not receive any paid-in-kind dividends or non-cash distributions.

I. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Fund includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either dividend income (eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) is determined after the end of the fiscal year based on the Fund’s actual earnings and profits and may differ from preliminary estimates.

J. Partnership Accounting Policy — The Fund records its pro-rata share of the income (loss) to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

K. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern its sources of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

The Fund must pay distributions equal to 90% of its investment company taxable income (ordinary income and short-term capital gains) to qualify as a RIC and it must distribute all of its taxable income (ordinary income, short-term capital gains and long-term capital gains) to avoid federal income taxes. The Fund will be subject to federal income tax on any undistributed portion of income. For purposes of the distribution test, the Fund may elect to treat as paid on the last day of its taxable year all or part of any distributions that are declared after the end of its taxable year if such distributions are declared before the due date of its tax return, including any extensions (August 15th). See Note 6 — Taxes.

All RICs are subject to a non-deductible 4% excise tax on income that is not distributed on a timely basis in accordance with the calendar year distribution requirements. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gains for the one-year period ending on November 30, the last day of our taxable year, and (iii) undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

December, payable to stockholders of record on a date during such months and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by stockholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

The Fund will be liable for the excise tax on the amount by which it does not meet the distribution requirement and will accrue an excise tax liability at the time that the liability is estimable and probable.

The Fund may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification (ASC 740) defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund utilizes the average cost method to compute the adjusted tax cost basis of its PTP securities.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2016 remain open and subject to examination by federal and state tax authorities.

L. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

M. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

N. Offering and Debt Issuance Costs — Offering costs incurred by the Fund related to the issuance of its common stock reduce additional paid-in-capital when the stock is issued. Costs incurred by the Fund related to the issuance of its debt (revolving credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

For the purpose of calculating the Fund’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of Notes and MRP Shares.

O. LIBOR Transition — The U.K. Financial Conduct Authority has announced the intention to begin phasing out the use of LIBOR by the end of 2021. Alternative reference rates have been established or are in development in most major currencies, including with regards to the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the impact of the transition to a new reference rate. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at May 31, 2021, and the Fund presents these assets and liabilities by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$548,306	$476,170	$47,924	(1)	$24,212
Debt investments	6,041	—	6,041		—

Total assets at fair value	$554,347	$476,170	$53,965		$24,212

Liabilities at Fair Value
Call option contracts written	$190	$—	$190		$—

(1)

As of May 31, 2021, this amount represents (a) the value of the Fund’s foreign securities that were priced by an independent pricing service (see Note 2 — Significant Accounting Policies for the investment valuation of foreign securities) and (b) the value of the Fund’s investment in Plains AAP, L.P. (“PAGP-AAP”).

As of May 31, 2021, the Fund had Notes outstanding with aggregate principal amount of $84,515 and 1,179,657 shares of MRP Shares outstanding with a total liquidation value of $29,491. The Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the Notes and MRP Shares as Level 3 securities and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Fund records the Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of May 31, 2021, the estimated fair values of these leverage instruments are as follows.

Security	Principal Amount/ Liquidation Value	Fair Value
Notes	$84,515	$89,400
MRP Shares	$29,491	$30,000

The following tables present the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2021.

Three Months Ended May 31, 2021	Equity
Balance — February 28, 2021	$17,287
Purchases	5,137
Sales	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Unrealized gains (losses), net	1,788

Balance — May 31, 2021	$24,212

Net change in unrealized gain (loss) of investments still held at May 31, 2021	$1,788

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Six Months Ended May 31, 2021	Equity Investments
Balance — November 30, 2020	$17,394
Purchases	5,137
Sales	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Change in unrealized gains (losses), net	1,681

Balance — May 31, 2021	$24,212

Net change in unrealized gain (loss) of investments still held at May 31, 2021	$1,681

The purchase of $5,137 relates to the Fund’s investment in Enterprise Products Partners L.P. — Convertible Preferred Units, that was made in March of 2021.

The $1,788 and $1,681 increase in unrealized gains (net) for the three and six months ended May 31, 2021, respectively, relates to investments that were held during the period. The Fund includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Fund values its private investments in public equity (“PIPE”) investments that will become publicly-tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Fund agrees to a purchase price. To the extent that such securities become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Fund owns cumulative convertible preferred units of Enterprise Products Partners L.P. (“EPD”). The convertible preferred units will be convertible by the holders into common units at any time after September 29, 2025 at a conversion rate calculated as the Liquidation Preference divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at the time of conversion. The convertible preferred units are redeemable at any time by EPD, at Redemption Prices ranging from 100% to 110% of Liquidation Preference based on the date of redemption. The convertible preferred units are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value these convertible preferred units using a discounted cash flow analysis under two different scenarios and calculate a probability weighted valuation based on these scenarios. Under the first scenario, the valuation assumes that the Fund holds the security until the fifth anniversary of the original issuance date (September 30, 2025) and assigns a 95% probability to this outcome. Under the second scenario, the valuation assumes the security is redeemed by EPD upon the next step-down in Redemption Price (September 30, 2022) and assigns a 5% probability to this outcome. To determine the appropriate discount rate for this analysis, the Fund estimates the credit spread for the convertible preferred units, which is based on (a) the spread of EPD’s unsecured notes with a focus on its notes maturing February 2026, (b) the spread of publicly traded hybrid securities of similar investment grade issuers in the energy industry (including EPD, where applicable), and (c) the subordination spread, which is based on the average spread of preferred securities of similar investment grade issuers in the energy industry over their publicly traded hybrid notes. The Fund’s ability to sell the preferred units prior to redemption is subject to certain restrictions. As such, the Fund applies a 5% illiquidity discount to be amortized over

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

an assumed five-year holding period to September 30, 2025. If the resulting valuation implies a price higher than the current redemption price, the valuation is limited to the current redemption price plus unpaid distributions.

The Fund owns convertible preferred units of Equitrans Midstream Corporation (“ETRN”). The convertible preferred units are convertible on a one-for-one basis into common units at our option and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value these convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Fund estimates (i) the credit spread for the convertible preferred units, which is based on (a) the credit spread of the partnership’s unsecured notes, and (b) the credit spreads of similar publicly traded preferred securities over bonds with similar maturities, and (ii) the expected volatility for the underlying common units, which is based on historical volatility. For this security, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

The following table summarizes the significant unobservable inputs that the Fund used to value its portfolio investments categorized as Level 3 as of May 31, 2021:

Quantitative Table for Valuation Techniques

				Range
Assets Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average
EPD	$19,447	- Discounted cash flow analysis	- Discount rate	2.2%	2.9%	2.6%
Convertible Preferred Units			- Illiquidity discount	4.3%	4.3%	4.3%

ETRN	$4,765	- Convertible pricing model	- Credit spread	6.3%	6.8%	6.5%
Convertible Preferred Units			- Volatility	40.0%	50.0%	45.0%

Total	$24,212

4.	Risk Considerations

The Fund’s investments are concentrated in the energy sector. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The Fund also invests in securities of foreign issuers, predominantly those located in Canada and Europe. The value of those investments will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the issuers operate or are domiciled. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund may hedge against currency risk resulting from investing in securities valued in non-U.S. currencies. Currency hedging transactions in which the Fund may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. The use of hedging transactions may result in losses greater than if they had not been used, may require selling or purchasing portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold on to a security that it might otherwise sell.

At May 31, 2021, the Fund had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of Energy Companies(1)	99.8%
Equity securities	98.9%
NextGen Companies(1)	57.6%
Debt securities	1.1%
Securities of PTPs	20.9%
Largest single issuer	7.2%
Restricted securities	5.7%

(1)	Refer to the Glossary of Key Terms for the definition of Energy Companies and NextGen Companies.

The stock market has been subject to significant volatility over the last 15 months, which has increased the risks associated with an investment in the Fund. In particular the financial markets have been impacted by the outbreak of an infectious respiratory illness known as COVID-19. This coronavirus has resulted in international border closings, enhanced health screenings, expanded healthcare services and expenses, quarantines and other restrictions on business and personal activities, cancellations, disruptions to supply chains and consumer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways.

Of particular relevance to an investment in the Fund, volatility in the energy markets, including decreases in demand for (and prices of) energy-related commodities as a result of the impact of COVID-19 on global economic activity, has significantly affected the performance of the energy sector, as well as the performance of the energy infrastructure companies in which the Fund invests. In addition, volatility in the energy markets may affect the ability of energy infrastructure companies to finance capital expenditures, manage liquidity needs, refinance debt maturities and to maintain dividends and distributions to investors due to a lack of access to capital. The future impact of COVID-19 is currently unknown and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance and the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. Other public health emergencies that may arise in the future could have similar or other unforeseen effects.

5.	Agreements and Affiliations

A. Administration Agreement — On August 1, 2018, in connection with its merger with KYE, the Fund entered into an amended administration and accounting agreement with Ultimus Fund Solutions,

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Fund. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. The investment management agreement has a current term through April 30, 2022 and may be renewed annually thereafter upon approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act). For providing these services, KAFA receives an investment management fee from the Fund. For the six months ended May 31, 2021, the Fund paid management fees at an annual rate of 1.25% of the average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to the Fund’s use of debt and preferred stock), minus the sum of the Fund’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any debt issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

D. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Fund does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction, that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

Plains AAP, L.P., and Plains GP Holdings, L.P. — Kevin S. McCarthy is a Vice-Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. McCarthy also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Fund believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of (i) the Fund’s and other affiliated Kayne Anderson funds’ ownership interest in PAGP and PAGP-AAP and (ii) Mr. McCarthy’s participation on the board of PAA GP Holdings LLC.

The following table summarizes the Fund’s investments in affiliates as of and for the three and six months ended May 31, 2021:

			Dividends/ Distributions Received		Net Realized Gains (Losses)		Net Change in Unrealized Gains (Losses)
Investment(1)	No. of Shares/ Units(2) (in 000’s)	Value	Three Months Ended	Six Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Six Months Ended
Plains GP Holdings, L.P.	922	$10,056	$125	$250	$—	$—	$1,704	$2,308
Plains GP Holdings, L.P. — Plains AAP, L.P.	690	7,523	124	248	—	—	1,692	2,274

Total		$17,579	$249	$498	$—	$—	$3,396	$4,582

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(1)	See Schedule of Investments for investment classifications.
(2)

During the three and six months ended May 31, 2021, the Fund purchased 227 units of PAGP. During the three and six months ended May 31, 2021, there were no purchases of PAGP-AAP and no sales of any affiliates.

6.	Taxes

It is the Fund’s intention to continue to be treated as and to qualify as a RIC under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. See Note 2 — Significant Accounting Policies.

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and net realized gains (losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from PTPs and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes.

As of May 31, 2021, the principal temporary differences between income for GAAP purposes and taxable income were (a) realized losses that were recognized for GAAP purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s PTP investments; and (c) other basis adjustments in the Fund’s PTPs and other investments.

Under the Regulated Investment Company Modernization Act of 2010, any net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

On August 6, 2018, KMF completed its merger with Kayne Anderson Energy Total Return Fund, Inc. (“KYE”). The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. At the time of the merger, $130,791 of capital loss carryforwards were subject to limitations under Section 382 of the Internal Revenue Code (“Section 382”). Regulations under Section 382 limit the amount of capital gains that can be offset by the Fund’s capital loss carryforward to $8,533, annually, until all of the Fund’s loss carryforwards are fully utilized. As of November 30, 2020, the Fund had approximately $72,500 of capital loss carryforwards subject to limitations under Section 382.

For the fiscal year ended November 30, 2020, the tax character of the total $22,655 distributions paid to common stockholders was $22,129 of dividend income and $526 of return of capital. The tax character of the total $2,956 distributions paid to holders of MRP shares was dividend income.

For purposes of determining the tax character of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in PTPs.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At May 31, 2021, the cost basis of investments for federal income tax purposes was $528,288, and the premiums received on outstanding option contracts written were $138. At May 31, 2021, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$89,997
Gross unrealized depreciation of investments (including options, if any)	(63,989)

Net unrealized appreciation of investments before foreign currency related translations	26,008
Unrealized appreciation on foreign currency related translations	1

Net unrealized appreciation of investments	$26,009

7.	Restricted Securities

From time to time, the Fund’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At May 31, 2021, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments
Equity Investments
Plains GP Holdings, L.P. — Plains AAP, L.P.(1)	(2)	(3)	690	$1,078	$7,523	$10.91	1.8%	1.4%
Level 3 Investments(4)
Equity Investments
Enterprise Products Partners L.P.
Convertible Preferred Units	(2)	(5)	18	$17,524	$19,447	$1,102.62	4.7%	3.5%
Equitrans Midstream Corporation
Convertible Preferred Units	4/10/19	(5)	238	4,890	4,765	20.06	1.2	0.8

Total				$22,414	$24,212		5.9%	4.3%

Total of all restricted investments				$23,492	$31,735		7.7%	5.7%

(1)

The Fund values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American Pipeline, L.P. (“PAA”). As of May 31, 2021, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 3 — Fair Value.

(2)	Security was acquired at various dates in current and/or prior fiscal years.

(3)	The Fund’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Fund’s option. Upon exchange, the PAGP shares or PAA units will be freely tradable.

(4)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

Option Contracts — Based on the notional amount, the Fund has written a monthly average of $3,301 of call options during the six months ended May 31, 2021.

Interest Rate Swap Contracts — As of May 31, 2021, the Fund did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of May 31, 2021
Call options written	Call option contracts written	$(190)

The following tables set forth the effect of the Fund’s derivative instruments on the Statement of Operations:

		For the Three Months Ended May 31, 2021
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$106	$(81)

		For the Six Months Ended May 31, 2021
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$106	$(52)

9.	Investment Transactions

For the six months ended May 31, 2021, the Fund purchased and sold securities in the amounts of $118,580 and $94,562 (excluding short-term investments).

10.	Credit Facility

As of May 31, 2021, the Fund had a $50,000 unsecured revolving credit facility (the “Credit Facility”) that matures on February 25, 2022. The interest rate on outstanding borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 2.15%, depending on the Fund’s asset coverage ratios. The Fund pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

For the six months ended May 31, 2021, the average amount outstanding under the Credit Facility was $22,500 with a weighted average rate of 1.46%. As of May 31, 2021, the Fund had $28,000 outstanding under the Credit Facility at an interest rate of 1.43%.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

As of May 31, 2021, the Fund was in compliance with all financial and operational covenants required by the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

11.	Notes

At May 31, 2021, the Fund had $84,515 aggregate principal amount of Notes outstanding. The table below sets forth a summary of the key terms of each series of Notes outstanding at May 31, 2021.

	Principal Outstanding May 31, 2021	Unamortized Issuance Costs	Estimated Fair Value May 31, 2021	Fixed Interest Rate	Maturity
Series
C	$4,424	$7	$4,600	4.00%	3/22/22
D	40,000	126	41,800	3.34%	5/1/23
H	21,856	70	23,200	3.72%	8/8/23
I	18,235	81	19,800	3.82%	8/8/25

	$84,515	$284	$89,400

Holders of the Series C and D Notes are entitled to receive cash interest payments semi-annually (on March 3 and September 3) at the fixed rate. Holders of the Series H and I Notes are entitled to receive cash interest payments semi-annually (on February 13 and August 13) at the fixed rate. As of May 31, 2021, the weighted average interest rate on the outstanding Notes was 3.58%.

As of May 31, 2021, each series of Notes was rated “AAA” by KBRA. In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Fund. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline.

The Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At May 31, 2021, the Fund was in compliance with all covenants under the Notes agreements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

12.	Preferred Stock

At May 31, 2021, the Fund had 1,179,657 shares of MRP Shares outstanding, with a total liquidation value of $29,491 ($25.00 per share). During the six months ended May 31, 2021, the Fund issued $20,000 of MRP Shares and redeemed $18,051 of MRP Shares. See Note 14 — Subsequent Events.

The table below sets forth a summary of the issuances, redemptions and the key terms of each series of MRP Shares outstanding at May 31, 2021.

Series	Liquidation Value November 30, 2020	Liquidation Value Issued	Liquidation Value Redeemed	Liquidation Value May 31, 2021	Unamortized Issuance Costs	Estimated Fair Value May 31, 2021	Rate	Mandatory Redemption Date
F	$5,354	$—	$(5,354)	$—	$—	$—	4.06%	7/30/21
G	12,697	—	(12,697)	—	—	—	3.36%	9/7/21
H	9,491	—	—	9,491	128	10,000	4.07%	12/1/24
I	—	20,000	—	20,000	333	20,000	3-month LIBOR + 175 bps	6/1/26

	$27,542	$20,000	$(18,051)	$29,491	$461	$30,000

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

As of May 31, 2021, the Fund’s series G, H and I MRP Shares were rated “A+” by KBRA.

The dividend rate on the Fund’s MRP Shares can increase further if the credit rating is downgraded below “A” (as determined by the lowest credit rating assigned). Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make a dividend or certain other payments.

The MRP Shares rank senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Fund and are also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225%.

Under the terms of the MRP Shares, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Fund.

At May 31, 2021, the Fund was in compliance with the asset coverage requirements of its MRP Shares.

13.	Common Stock

At May 31, 2021, the Fund had 198,820,343 shares of common stock authorized and 47,197,462 shares outstanding. As of May 31, 2021, KAFA owned 4,000 shares of the Fund. During the six months ended May 31, 2021, there were no common stock transactions.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

14.	Subsequent Events

On June 24, 2020, the Fund declared a quarterly distribution of $0.14 per common share for the first quarter. The total distribution of $6,608 was paid July 13, 2021. Of this total, pursuant to the Fund’s dividend reinvestment plan, $376 was reinvested into the Fund through open market purchases of common stock.

On June 11, 2021, Michael J. Levitt notified the Board of Directors of the Fund of his decision to resign, effective immediately, from his position as an interested director of the Fund. Mr. Levitt’s resignation was not the result of any disagreement with the Fund on any matter relating to the Fund’s operations, policies or practices.

On July 28, 2021, the Fund completed its previously announced private placement of $12,000 of 2.44% Series J MRP Shares.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means Energy Infrastructure Assets and other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or water.

“Energy Companies” means companies that own and/or operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such assets or (ii) have Energy Assets that represent the majority of their assets.

“Energy Infrastructure Assets” means (a) Midstream Assets, (b) Renewable Infrastructure Assets and (c) Utility Assets.

“Energy Infrastructure Companies” consists of (a) Midstream Companies, (b) Renewable Infrastructure Companies and (c) Utility Companies.

“Energy Transition” is used to describe the energy sector’s transition to a more sustainable mix of lower carbon and renewable energy sources that results in reduced emissions of carbon dioxide and other greenhouse gases over the next 20 to 30 years.

“Infrastructure Assets” consists of (i) Energy Infrastructure Assets, (ii) assets used to provide communications services, including cable television, satellite, microwave, radio, telephone and other communications media or (iii) assets used to provide transportation services, including toll roads, airports, railroads or marine ports or (iv) assets used to provide water services, including water treatment, storage and transportation.

“Infrastructure Companies” consists of (a) Energy Infrastructure Companies and (b) other companies that own and operate Infrastructure Assets. For the purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Infrastructure Assets or providing services for the operation of such assets or (ii) have Infrastructure Assets that represent the majority of their assets.

“Qualified Publicly Traded Partnerships” or “PTPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities.

“Midstream Companies” means companies that own and operate Midstream Assets. Such companies may be structured as PTPs or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

"Natural Gas & LNG Infrastructure Companies" means Midstream Companies that primarily own and/or operate Midstream Assets related to natural gas or liquefied natural gas.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

GLOSSARY OF KEY TERMS

(UNAUDITED)

“NextGen Companies” are Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition based on our Advisor’s assessment of each company’s business.

“Other Energy Companies” means Energy Companies, excluding Energy Infrastructure Companies.

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity or steam from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and hydrogen.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. Such companies may be structured as PTPs or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson NextGen Energy & Infrastructure, Inc., a Maryland corporation (the “Fund”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Fund may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Fund to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Fund’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Fund’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Fund related proxy solicitation materials and each Corporation report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.

10. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Fund.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: November 18, 2010

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

At a meeting held on March 9, 2021, the Fund’s Board of Directors (the “Board”) approved an extension to the Fund’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional 30-day period from April 1, 2021 through April 30, 2021. On March 31, 2021, the Board approved the continuation of the Agreement with the Adviser for an additional one-year period from May 1, 2021 through April 30, 2022.

During the course of each year and in connection with their consideration of the continuation of the Agreement, the Board received various materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Fund’s fees and expenses compare to other registered investment companies that follow investment strategies similar to those of the Fund; (iv) information regarding brokerage and portfolio transactions; (vi) comparative information showing how the Fund’s performance compares to other registered investment companies that follow investment strategies similar to those of the Fund; and (vii) information on any material legal proceedings or regulatory audits or investigations affecting the Fund or the Adviser.

After receiving and reviewing these materials, the Board, at a meeting called for such purpose (the “Meeting”), discussed the terms of the Agreement. The Meeting was held telephonically pursuant to an order issued on June 19, 2020 by the Securities and Exchange Commission, providing that registered investment companies are temporarily exempt from certain in-person board approval requirements, including with respect to the renewal of investment advisory contracts, due to conflicts related to the coronavirus (“COVID-19”). Representatives from the Adviser attended the Meeting and presented additional oral and written information to the Board to assist in its considerations. The Directors who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

Discussed below are certain of the factors considered by the Board in continuing the Agreement. This discussion is not intended to be all-inclusive. The Board, including the Independent Directors, reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings and in various discussions with senior management of the Adviser relating specifically to the Adviser and the Agreement. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

Taking all of the information and deliberations into account, the Independent Directors reviewed various factors presented to them, the detailed information provided by the Adviser at the Meeting and at other times throughout the year, and other relevant information and the following factors, none of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Board, including the Independent Directors, considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Board, including the Independent Directors, considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Fund, including the high caliber of portfolio managers and research analysts involved, the large and experienced team of investment, accounting, legal, trading and compliance professionals at the Adviser dedicated to the Fund, and the continued maintenance of such team despite declines in the energy sector and an associated

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

reduction in management fees received by the Adviser. The Board, including the Independent Directors, also considered the quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Fund’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the Adviser, the prudent use of call options, the responsible handling of the Fund’s leverage ratios and distribution determinations through declining and volatile energy markets, and the continued efforts to maximize returns and to position the Fund’s portfolio to grow as those markets recover. The Board, including the Independent Directors, took note of the Adviser’s excellent track records in identifying and executing on key investment themes and in sourcing and negotiating private investments for the Fund as well as the Fund’s access to investments and capital markets due in part to the Adviser’s credibility with institutional investors. The Board, including the Independent Directors, took further note of the Adviser’s prudent and conscientious handling of the reorganization of Kayne Anderson Energy Total Return Fund, Inc. with and into the Fund (the “Reorganization”) and the Adviser’s diligent approach in structuring the Reorganization to best serve the interests of the Fund’s stockholders, as well as the Adviser’s prudent expansion of the Fund’s investment mandate in 2020 in order to provide greater potential for future growth. The Board, including the Independent Directors, also considered the nature and quality of the services provided by the Adviser to the Fund in light of their experience as Directors of the Fund, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Board, including the Independent Directors, noted the high quality of services provided by the Adviser during periods when the market faces significant turmoil, including recent market challenges in part stemming from COVID-19, as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The Board, including the Independent Directors, discussed the scope of responsibilities of, and resources expected to be available to, the key investment management and other personnel of the Adviser. Based on information provided by the Adviser, the Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and should be able to sustain that quality and depth, and that the nature and the proposed cost of such advisory services would be fair and reasonable in light of the services expected to be provided.

The Fund’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Fund. These data compared the Fund’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Fund as well as its benchmark. The comparative information showed that the performance of the Fund is satisfactory on an overall basis compared to other similar closed-end funds for various periods despite certain periods of lower relative performance against applicable peer groups. Based upon their review and consideration of applicable securities price indices, the Independent Directors concluded that the Fund’s investment performance over time has been satisfactory compared to other closed-end funds that focus on investments in energy-related master limited partnerships (“MLPs”), midstream companies and other energy companies, as applicable, and that the Fund has generated strong returns for investors over various periods. The Independent Directors noted that in addition to the information received for the Meeting, the Independent Directors also receive detailed performance information for the Fund at each regular meeting of the Board during the year. The Independent Directors considered the investment performance of one other closed-end investment company managed by the Adviser, but noted that it is

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

not directly comparable. The Independent Directors did not consider the performance of other accounts of the Adviser because there were no accounts similar enough to be relevant for performance purposes.

The reasonability of the management fee and fall-out benefits

The Independent Directors considered the Fund’s management fee under the Agreement in comparison to the management fees of funds within the Fund’s peer group. The Independent Directors also considered the greater risks and burdens associated with managing the Fund compared to private funds and separate accounts. The Adviser’s successful handling of past and recent market downturns and management of related leverage and distribution challenges, the administrative burden resulting from the Fund’s tax complexities, the Fund’s participation in private investments, particularly “PIPE” transactions, the Adviser’s long standing relationships with management teams in the energy sector, and the Adviser’s track record for successful pricing and timing strategies related to capital raising for the Fund were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee rate. The Independent Directors also discussed and are comfortable with the different contractual fee rates for the Fund and one other closed-end company managed by the Adviser given differences in strategies and investments, and the relatively stronger and deeper management expertise and resources of the Adviser. Based on those comparisons, the Independent Directors concluded that the management fee for the Fund remains reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors considered economies of scale that are being enjoyed by stockholders of the Fund. In this regard, they noted the Adviser’s efforts to manage operating expenses, including significant declines in operating expenses over various periods since inception. They noted that the Adviser had successfully managed to lower the Fund’s operating expenses each year since 2016. They also noted that the Fund’s operating expenses decreased on an absolute basis in 2020 but increased as a percentage of net assets due to the decline in the Fund’s NAV as a result of the market declines associated with COVID-19. They further noted that the Adviser had added professionals to its already robust and high-quality investment team over the last several years, which also represented a sharing of those economies of scale. The Independent Directors also considered further possible economies of scale that the Adviser could achieve in its management of the Fund. They considered the information provided by the Adviser relating to the Fund’s operating expenses and information comparing the fee rate charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. The Independent Directors considered that the successful completion of the Reorganization had enabled and would continue to enable the Fund to leverage greater economies of scale. The Independent Directors also considered the Adviser’s commitment to retaining and growing its professional staff devoted to the Fund in a competitive environment for investment and compliance professionals, and in light of reduced management revenues from weaker energy markets. The Independent Directors concluded that the fee structure for the Fund is reasonable in view of the information provided by the Adviser. The Independent Directors then noted that they would continue to monitor and review further growth of the Fund in order to remain comfortable with the fee structure after any applicable future economies of scale.

Conclusion

Based on the review by the Board, including its consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

agreement with the recommendation of the Independent Directors, that the Fund and its stockholders received reasonable value in return for the management fees and other amounts paid to the Adviser by the Fund under the Agreement, that stockholders could expect to receive reasonable value in return for the management fees and other amounts proposed to be paid to the Adviser by the Fund under the Agreement and that the approval of the continuation of the Agreement was in the best interests of stockholders of the Fund.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

ADDITIONAL INFORMATION

(UNAUDITED)

ANNUAL CERTIFICATION

The Fund’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Fund’s website, www.kaynefunds.com; and

•	on the SEC’s website, www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at www.sec.gov (see Form N-PX).

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of each of its fiscal years with the SEC on Form N-PORT and Form N-30B-2. The Fund’s Form N-PORT and Form N-30B-2 are available on the SEC’s website at www.sec.gov. The Fund also makes its quarterly reports available on its website at www.kaynefunds.com.

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

This Privacy Notice (“Notice”) provides information about the data that is collected, processed, used, transmitted and stored by KA Fund Advisors, LLC and its affiliates (collectively “we,” “Kayne Anderson” or the “Firm”), and Kayne Anderson’s commitment to appropriately using and protecting the data collected.

Generally speaking, Kayne Anderson collects data about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you provide to us orally; and

•	Information about your transactions with us, our affiliates or others.

When you use our services, you acknowledge that you have read and understand the contents of this Notice.

Defining Personal Information

Various laws and regulations use different terms and definitions for information about individuals that is personal and should be protected. Some laws and regulations consider only very limited types of information to be protected and private. Others include much broader categories.

At Kayne Anderson, we have chosen to adopt the broader approach to what information must be protected and kept private. In this notice, “Personal Information” (or “PI”) refers to data that could be used, alone or in combination with other data, to identify you as an individual. It can include name, physical address, email address, IP address, date of birth, social security number, passwords, financial information, and more.

What Personal Information Do We Collect?

Kayne Anderson does not collect more information than is needed to conduct its business and satisfy any associated regulatory requirements. The following are examples of the types of personal information that we may collect:

•	Name, address, phone number and email address;

•	Age, date of birth, occupation and marital status;

•	Personal identifier, depending on your country of residence, such as your Social Security Number; and

•	Financial information, including account balances and assets, and, in certain jurisdictions, representations required under applicable law or regulation concerning your financial resources.

How Do We Collect Information?

When Kayne collects data from you directly, we will provide Kayne Anderson’s contact information and Kayne Anderson’s purpose for collecting and processing the data.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

Do We Need Consent to Collect Your Data?

By providing your data, you consent to its collection, processing, use, transfer and storage. Your consent can be withdrawn at any time by providing adequate notice (see below) to Kayne Anderson. However, withdrawing your consent may impact your ability to invest in our funds.

How Do We Use Personal Information?

We use your personal information for a variety of business purposes, including but not limited to, the following:

•	For our everyday business purposes to administer, facilitate and manage your relationship and/or account(s) with Kayne Anderson.

•	To contact you or your designated representative(s) in connection with your relationship and/or account;

•	To monitor and audit compliance with our internal policies and procedures; and

•	To comply with and enforce applicable legal and regulatory requirements.

If your relationship with Kayne Anderson ends, we will continue to treat your personal information, to the extent we retain it, as described in this Notice.

With Whom Do We Share Personal Information?

Privacy is an integral part of the Firm. We do not disclose your personal information to third parties, except as described in this Notice, and never for compensation. Additionally, we will not share your personal information with third parties without your specific consent or unless Kayne Anderson is required or permitted to by law (such as Regulation S-P) and/or government authorities.

Third parties that we share personal information with are required to maintain the confidentiality of such information and are prohibited from using your personal information for purposes other than those that were specified upon receipt of your data. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

We will not sell your personal information. If we share your personal information with third parties performing services for us, or acting on our behalf, we will not allow them to use your information for other purposes, and we will contractually require them to protect your information.

What Security Measures Do We Have?

Kayne Anderson restricts access to personal information about you to those employees who need to know that information to provide financial products or services to you. Kayne Anderson has physical, electronic and administrative safeguards in place to help protect data from loss, misuse, unauthorized access, disclosure, alteration, and destruction. This includes a dedicated group of information security personnel that design, implement and monitor our information security program.

Please contact us for a copy of Kayne Anderson’s policies for more information on the Firm’s information security practices and procedures.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

How Long Do We Retain Personal Information?

We will retain your personal information for the period necessary to fulfill our services and the purposes outlined in this Notice unless a longer retention period is required by law.

How Can You Manage Your Personal Information?

If you would like to request, delete, or update the personal information that you provided us, or exercise any of your data protection rights you may contact us using the contact information below. For your protection, we will need to verify your identity prior to complying with your request. Kayne Anderson does not charge for this service.

Kayne Anderson will make a good faith effort to process your request without undue delay and within the timeframe provided by applicable law. You are also entitled to have Kayne Anderson modify or delete any information that you believe is incorrect or out of date. Kayne Anderson reserves the right to limit or deny access to personal information where providing such information would be unreasonably burdensome or expensive or as otherwise permissible under relevant laws. If Kayne Anderson determines that access cannot be provided in any particular instance, Kayne Anderson will provide the individual requesting access with an explanation of why it has made that determination and a contact point for any further inquiries.

What Rights Do California Clients Have?

Under the California Consumer Privacy Act (CCPA), clients domiciled in California have certain rights with respect to their personal information. In particular, you may have the right to:

•

Request that we disclose, free of charge, the categories and specifics of the PI we collect about you as a California resident (and/or, if applicable, sell or otherwise disclose to a third party for business purposes). Currently, however, Kayne Anderson does not sell personal information.

•	Choose to opt-out of the sale of personal information. Currently, however, Kayne Anderson does not sell personal information.

•

Request that we delete the PI we have collected. Following our verification of the request, we will comply with the request and delete any or all of the PI in our possession that we collected from you and/or any or all such PI in the possession of our service providers, unless otherwise restricted by law or regulation. However, withdrawing your consent for us to collect, process, use, transfer and store your data may impact your ability to invest in our funds.

Non-Discrimination for Exercising Your CCPA Right

We follow the requirements of California Civil Code §1798.125, and will not discriminate against any consumer who exercises the rights under the CCPA. However, withdrawing your consent for us to collect, process, use, transfer and store your data may impact your ability to invest in our funds.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

Contact Us

If you have questions, concerns, or suggestions related to our Notice or our privacy practices, contact the Investor Relations Team or Kayne’s Chief Compliance Officer, Michael O’Neil, at:

KA Fund Advisors, LLC

811 Main Street, 14th Floor

Houston, TX 77002

Website: https://www.kaynefunds.com/

Email Address: CEF@kaynecapital.com

Toll Free Phone Number: 877-657-3863

Changes to this Privacy Notice

We reserve the right to update this Notice at any time to reflect changes in our policies concerning the collection and use of personal information.

This Privacy Notice was last revised on January 16, 2020.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

(UNAUDITED)

On April 8 2021, the Fund held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of February 12, 2021 (the “Record Date”), the Fund had 47,197,462 outstanding shares of common stock and 887,516 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 41,612,085 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)

The election of Michael J. Levitt and William H. Shea, Jr. as directors, each to serve for a term of three years until the Fund’s 2024 annual meeting of stockholders and until their successors are duly elected and qualified.

(a)

The election of Mr. Levitt required the affirmative vote of the holders of a majority of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 40,856,726 shares were cast in favor, and 755,359 shares abstained and there were no votes against in the election of Mr. Levitt.

(b)

The election of Mr. Shea required the affirmative vote of the holders of a majority of the Fund’s mandatory redeemable preferred stock outstanding as of the Record Date. On this matter, 877,516 shares were cast in favor and there were no votes against or abstained in the election of Mr. Shea.

As a result of the vote on this matter, Mr. Levitt and Mr. Shea were each elected to serve as director of the Fund for a three-year term.

(iii)	The ratification of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2021.

The approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For purposes of the vote on this proposal, abstentions and broker non-votes were not counted as votes cast and had no effect on the result of the vote.

On this matter, 30,215,850 shares were cast in favor, 10,546,289 shares were cast against, 849,946 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal was approved.

Directors and Corporate Officers

James C. Baker	Chairman of the Board of Directors, President and Chief Executive Officer

William H. Shea, Jr.	Lead Independent Director

William R. Cordes	Director

Anne K. Costin	Director

Barry R. Pearl	Director

Albert L. Richey	Director

Terry A. Hart	Chief Financial Officer, Treasurer and Assistant Secretary

Michael J. O’Neil	Chief Compliance Officer and Secretary

J.C. Frey	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Senior Vice President

A. Colby Parker	Vice President and Assistant Treasurer

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 383 Madison Avenue, Fourth Floor New York, NY 10179	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Please see the schedule of investments contained in the KMF Semi-Annual Report for the six months ended May 31, 2021 included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased(1)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
December 1-31, 2020	33,770	$5.76	—	Not applicable
January 1-31, 2021	—	—	—	Not applicable
February 1-28, 2021	—	—	—	Not applicable
March 1-31, 2021	29,070	$6.75	—	Not applicable
April 1-30, 2021	—	—	—	Not applicable
May 1-31, 2021	—	—	—	Not applicable

Total	62,840	$6.22	—	—

(1)	Specified shares were purchased in the open market pursuant to the terms of the Registrant’s Automatic Dividend Reinvestment Plan, adopted November 18, 2010.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of the filing date of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.

Date: July 29, 2021	By:	/s/ JAMES C. BAKER
James C. Baker
Chairman of the Board of Directors, President
and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 29, 2021	By:	/s/ JAMES C. BAKER
James C. Baker
Chairman of the Board of Directors, President
and Chief Executive Officer

Date: July 29, 2021	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer, Treasurer and Assistant Secretary

Exhibit Index

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.